UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2008 (December 29, 2008)

AUTOZONE, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 South Front Street Memphis, Tennessee	38103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 495-6500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2008, AutoZone, Inc. (the “Company”) executed certain amendments to the existing employment agreements between the Company and (a) Harry L. Goldsmith, Executive Vice President, General Counsel and Secretary dated as of August 31, 1999, and (b) Robert D. Olsen, Executive Vice President, Store Operations, Commercial and Mexico dated November 9, 2000 (collectively, the “Employment Agreements”), to bring the Employment Agreements into compliance with Section 409A of the Internal Revenue Code of 1986 (“Section 409A”).

Prior to the amendments, the Employment Agreements provided, among other things, that if the Company terminated the agreements without cause, the executive would remain an employee of the Company on leave of absence during a defined “Continuation Period” and would continue to receive his then-current salary and other benefits of an employee, a prorated bonus for the fiscal year in which he was terminated, and his stock options would continue to vest and could be exercised in accordance with the respective stock option agreements until the end of the Continuation Period, after which further stock option exercises and vesting would be governed by the terms of the respective stock option agreements.

As amended, the Employment Agreements provide that the executive’s employment status will end if the Company’s termination of the agreements without cause results in a “separation from service” as defined in Section 409A, and the executive will receive severance benefits which are substantially similar to those provided under the original Employment Agreements, but which will be delivered in a manner that is compliant with Section 409A.

The above summary of the amendments to the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the actual amended and restated Employment Agreements, which are included as Exhibit 10.1 and Exhibit 10.2, respectively, of this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

The following exhibits are filed with this Current Report pursuant to Item 5.02:

(d)	Exhibits

10.1	Second Amended and Restated Employment and Non-Compete Agreement between AutoZone, Inc. and Harry L. Goldsmith dated December 29, 2008.

10.2	Amended and Restated Employment and Non-Compete Agreement between AutoZone, Inc. and Robert D. Olsen dated December 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOZONE, INC.

By: /s/ William T. Giles
William T. Giles
Chief Financial Officer,
Executive Vice President Information Technology
and Store Development

Dated: December 30, 2008

EXHIBIT INDEX

10.1	Second Amended and Restated Employment and Non-Compete Agreement between AutoZone, Inc. and Harry L. Goldsmith dated December 29, 2008.

10.2	Amended and Restated Employment and Non-Compete Agreement between AutoZone, Inc. and Robert D. Olsen dated December 29, 2008.